UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 24, 2016 (October 18, 2016)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02 by reference to the extent applicable.

Item 8.01.             Other Events.

On October 18, 2016, Ferrellgas, Inc. (the “Company”) notified Julio E. Rios II, an Executive Vice President of the Company and the President and Chief Executive Officer of Bridger Logistics, LLC, and Jeremy H. Gamboa, also an Executive Vice President of the Company and the Chief Operating Officer of Bridger Logistics, LLC, that they should work independently of the Bridger employees on developing ideas for organic growth opportunities using existing Bridger assets while the Company conducts a broader review of Bridger’s current operations.

On October 21, 2016, Mr. Rios and Mr. Gamboa both delivered notice of “good reason” for resignation to the Company, alleging that the Company had materially diminished their responsibilities and stating their intention to resign as a result if such purported material diminution is not cured within 30 days. These allegations are now under review by the Company as part of its broader review of Bridger’s operations and the Company intends to provide a timely response to the same.

The Company is the general partner of each of Ferrellgas Partners, L.P. (the “Partnership”) and Ferrellgas, L.P. and Bridger Logistics, LLC is a subsidiary of the Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

October 24, 2016	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

October 24, 2016	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

October 24, 2016	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

October 24, 2016	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director